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Exhibit 10.2

AMENDMENT NO. 2 TO COLLABORATION AGREEMENT

This AMENDMENT NO. 2 TO COLLABORATION AGREEMENT (the “Amendment”) is made as of May 1, 2021 (the “Amendment Effective Date”), by and between Anixa Biosciences, Inc., a Delaware corporation (“Anixa”), and MolGenie GmbH, a German limited liability company (“MolGenie”). Anixa and MolGenie are referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Anixa and OntoChem GmbH (“OntoChem”) entered into a Collaboration Agreement dated as of April 14, 2020, as amended (the “Agreement”);

WHEREAS, all of OntoChem’s interests, rights, duties and obligations under the Agreement have been assigned to MolGenie pursuant to that certain Assignment Agreement between Anixa, MolGenie, and OntoChem dated as of May 1, 2021;

WHEREAS, the Parties desire to expand the scope of the Research Plan attached as Exhibit A to the original Agreement pursuant to Section 2.1 of the Agreement; and

WHEREAS, Anixa agrees to provide additional funds to MolGenie to complete such additional activities under the expanded Research Plan.

NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual promises herein made and exchanged, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the following:

1. Terms. Capitalized terms in this Amendment shall have the same meaning as those in the Agreement, unless specifically defined in this Amendment.

2. Amendments.

2.1 References to OntoChem in the Agreement are hereby replaced with MolGenie, as applicable.

2.2 The scope of the Research Plan is hereby amended to include the additional activities set forth in Schedule 1 attached hereto. Schedule 1 is hereby deemed attached to and incorporated into the Research Plan under the Agreement. MolGenie hereby agrees to perform its obligations under the Research Plan, including Schedule 1, in accordance with this Amendment and the Agreement.

2.3 Section 3.1 of the Agreement is hereby amended to include the following subsection (f):

3.1(f) pay MolGenie the amounts set forth in Schedule 1 of the Research Plan within thirty (30) days after delivery of an invoice therefor (including reasonable supporting documentation), in accordance with the budget and payment schedule set forth therein.

2.4 The address and information of OntoChem for notices set forth in Section 9.3 of the Agreement is hereby deleted and replaced with the following:

MolGenie GmbH

Felix-Dahn-Str. 4, 70597 Stuttgart

Germany

Attention: Dr. Lutz Weber

Email: lutz.weber@molgenie.com

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2. Interpretation. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. To the extent there are any inconsistencies or ambiguities between this Amendment and the Agreement, the terms of this Amendment shall supersede the Agreement.

3. Governing Law. This Amendment and the rights and obligations of the Parties hereunder will be governed by the laws of the State of Delaware without regard to the conflict of laws provisions of any jurisdiction. The Parties agree that the 1980 United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Amendment.

4. Counterparts. The Parties may execute this Amendment in multiple counterparts, all of which together will constitute one instrument. Signatures to this Amendment delivered by facsimile or other electronic transmission (e.g., portable document format (PDF)) will be deemed to be binding as original signatures.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

ANIXA BIOSCIENCES, INC.		MOLGENIE GMBH

By:	/s/Amit Kumar	By:	/s/Lutz Weber
	Amit Kumar, Ph.D.	Name:	Dr. Lutz Weber
	President and CEO	Title:	CEO

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SCHEDULE 1 TO EXHIBIT A: RESEARCH PLAN

Mpro Inhibitors Lead Optimization Phase

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